                                                                   EXHIBIT 99.2





                               SECOND AMENDMENT TO
                         POST-PETITION CREDIT AGREEMENT

                  SECOND AMENDMENT (this "Amendment"), dated as of September 29, 1999, to POST-PETITION CREDIT AGREEMENT dated as of March 29, 1999, among SERVICE MERCHANDISE COMPANY, INC., a Tennessee corporation and a debtor and debtor-in-possession under chapter 11 of the Bankruptcy Code (as defined in the Credit Agreement referenced below) (the "Borrower"), the financial institutions and other entities identified from time to time parties thereto as Lenders (as defined in the Credit Agreement referenced below), CITICORP USA, INC., a Delaware corporation ("Citicorp"), as collateral agent and administrative agent for the Lenders (in such capacities, the "Administrative Agent"), and BANKBOSTON, N.A., a national banking association ("BankBoston"), as documentation agent and collateral monitoring agent for the Lenders (in such capacities, the "Collateral Monitoring Agent"), as amended by that certain First Amendment to Post-Petition Credit Agreement and Master Security Agreement dated as of May 6, 1999.

                              W I T N E S S E T H:

                  WHEREAS, pursuant to the above-referenced Post-Petition Credit Agreement (as, supplemented or otherwise modified from time to time, the "Credit Agreement") the Lenders have agreed to make, and have made, Loans to the Borrower and have issued Letters of Credit for the account of the Borrower; and

                  WHEREAS, pursuant to the requirements of subsection 7.1(e) of the Credit Agreement, the Borrower has delivered the Business Plan to the Administrative Agent and the Administrative Agent has reviewed and accepted the Business Plan as provided by subsection 11.19 of the Credit Agreement; and

                  WHEREAS, pursuant to subsection 11.20 of the Credit Agreement, the Borrower and the Agents have agreed to amend the Credit Agreement to establish certain covenants for the credit facility as a result of the acceptance of the Business Plan, and to make other amendments to the Credit Agreement as provided in this Amendment, all upon the terms and subject to the conditions set forth below.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and provisions hereinafter contained, the parties hereto hereby agree as follows:

                  1. DEFINED TERMS. Capitalized terms used herein and not defined herein but defined in the Credit Agreement are used herein as defined in the Credit Agreement.

                  2. AMENDMENT TO SUBSECTION 1.1.

                  (a) The definition of "EBITDA" in subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition thereof in its entirety and inserting in its place the following definition:

                      "EBITDA": with respect to any period, Consolidated Net Income of the Borrower and its Consolidated Subsidiaries for such period plus (a) in each case to the extent deducted in determining such Consolidated Net Income for such period, the sum of the following (without duplication): (i) Consolidated Interest Expense of the Borrower and its Consolidated Subsidiaries, (ii) consolidated income tax expense of the Borrower and its Consolidated Subsidiaries, (iii) consolidated depreciation and amortization expense of the Borrower and its Consolidated Subsidiaries, including, without limitation, depreciation and amortization included in selling, general and administrative expenses of the Borrower and its Consolidated Subsidiaries, (iv) any non-cash expenses, non-cash losses or other non-cash charges resulting from the impairment or write-down in the valuation of any assets, (v) any non-recurring charge, reorganization cost or restructuring charge which was deducted in determining Consolidated Net Income for such period, plus or minus the amount of cash received or expended in such period in respect of any amount which was taken into account in determining EBITDA for such or any prior period, (vi) losses, expenses and other charges, including related severance payments, in respect of store and distribution center closures and related going-out-of-business sales, to the extent such cash losses, expenses and other charges (other than cost of goods sold) do not exceed the cash proceeds received from such sales, (vii) Permitted Expenses, (viii) expenses, losses and other charges in respect of employee retention bonuses and other payments approved by the Bankruptcy Court, (ix) non-cash losses or gains arising from the freezing or termination of any Plan or other employee benefit or welfare plan, and (x) losses or gains arising from asset dispositions, minus (b) to the extent added in determining such Consolidated Net Income for such period, any non-cash gains resulting from the write-up in the valuation of any assets.

                  (b) The definition of "Permitted Prepetition Claim Payment" in subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition thereof in its entirety and inserting in its place the following definition:

                      "Permitted Prepetition Claim Payment": a payment (as adequate protection or otherwise) on account of any Claim arising or deemed to have arisen prior to the commencement of the Reorganization Cases, which is made (i) pursuant to authority granted by a First Day Order of the Bankruptcy Court, (ii) in connection with (A) pre-petition Consignment Inventory Claims, (B) reclamation Claims up to

         $15,000,000, (C) pre-petition sales tax and payroll tax Claims, (D) Claims in respect of the assumption of leases and other contractual obligations, (E) in respect of pre-petition secured Indebtedness, in amounts pursuant to this clause (E) that do not exceed (x) for the month of September, 1999, $4,200,000 and (y) for any fiscal quarter from and after the fiscal quarter ending December 31, 1999, $4,000,000, (F) pursuant to an effective order of the Bankruptcy Court, unless the Administrative Agent has filed with the Bankruptcy Court and not withdrawn an objection to such authorization and (G) additional payments in respect of pre-petition Claims of up to $15,000,000, or (iii) in satisfaction of secured Indebtedness by application of the Proceeds received from the sale of the specific assets securing such Indebtedness.

                  (c) The following new definitions are hereby added to subsection 1.1 of the Credit Agreement in the proper alphabetical order:

                      "Cumulative EBITDA": for any fiscal month, Consolidated EBITDA for the period beginning October 4, 1999 through and including the end of such fiscal month.

                      "Excess Availability": as of the date of determination, the excess of the Borrowing Base on such date as reflected on the most recently delivered Borrowing Base Certificate over the Aggregate Outstanding Extensions of Credit on such date.

                      "Rolling 12-Month EBITDA": for any fiscal month, Consolidated EBITDA for the consecutive twelve-fiscal month period ending with the end of such fiscal month.

                  3. AMENDMENT TO SUBSECTION 7.1(C). Subsection 7.1(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                      (c) as soon as available, but in any event not later than 30 days after the end of each fiscal month, (i) for each fiscal month other than a fiscal month which is also the end of a quarterly period, an unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries in summary form as at the end of such fiscal month and the related unaudited consolidated statement of income of the Borrower and its Consolidated Subsidiaries in summary form for such fiscal month, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments) and (ii) for each fiscal month a statement setting forth the Consolidated EBITDA, Cumulative EBITDA or Rolling 12-Month EBITDA, as applicable, of the Borrower and its Consolidated Subsidiaries for such fiscal month;

                  4. AMENDMENT TO SUBSECTION 7.2(B). Subsection 7.2(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                     (b) (i) concurrently with the delivery of the financial statements referred to in subsections 7.1(a) and (b), a certificate of a Responsible Officer stating that such Responsible Officer has obtained no knowledge of any Default or Event of Default with respect to the period covered by such financial statements except as specified in such certificate and (ii) concurrently with the delivery of the financial statements referred to in subsections 7.1(a), (b) and (c), a certificate of a Responsible Officer setting forth, in reasonable detail, a calculation of the financial covenants set forth in subsection 8.1 for the period corresponding to such financial statements;

                  5. AMENDMENT TO SUBSECTION 8.1(A). Subsection 8.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                     (a) EBITDA. Permit Excess Availability to be less than $50,000,000 at any time or alternatively, in the event Excess Availability is less than $50,000,000, permit Consolidated EBITDA, Cumulative EBITDA or Rolling 12-Month EBITDA, as applicable, for the most recently ended fiscal month for which financial statements have been delivered pursuant to subsection 7.1(c), to be less than the amount set forth below opposite such fiscal month:



                     --------------------------------------------------------
                                                             MINIMUM
                         FISCAL MONTH ENDING           CONSOLIDATED EBITDA
                         -------------------           -------------------
                     --------------------------------------------------------
                           October 3, 1999                $(16,000,000)
                     --------------------------------------------------------

                     --------------------------------------------------------
                                                              MINIMUM
                         FISCAL MONTH ENDING            CUMULATIVE EBITDA
                         -------------------            -----------------
                     --------------------------------------------------------
                          October 31, 1999                $(21,000,000)
                     --------------------------------------------------------
                          November 28, 1999               $(24,000,000)
                     --------------------------------------------------------
                           January 2, 2000                 $26,000,000
                     --------------------------------------------------------
                          January 30, 2000                 $18,000,000
                     --------------------------------------------------------
                          February 27, 2000                $22,000,000
                     --------------------------------------------------------
                            April 2, 2000                  $21,000,000
                     --------------------------------------------------------
                           April 30, 2000                  $21,000,000
                     --------------------------------------------------------
                            May 28, 2000                   $39,000,000
                     --------------------------------------------------------
                            July 2, 2000                   $35,000,000
                     --------------------------------------------------------



                     --------------------------------------------------------
                                                             MINIMUM
                         FISCAL MONTH ENDING            CUMULATIVE EBITDA
                         -------------------            -----------------
                     --------------------------------------------------------

                            July 30, 2000                   $27,000,000
                     --------------------------------------------------------
                           August 27, 2000                  $25,000,000
                     --------------------------------------------------------
                           October 1, 2000                  $18,000,000
                     --------------------------------------------------------

                     --------------------------------------------------------
                                                         ROLLING 12-MONTH
                         FISCAL MONTH ENDING                 EBITDA
                         -------------------                 ------
                     ---------------------------------------------------------
                           October 29, 2000                 $30,000,000
                     ---------------------------------------------------------
                           November 26, 2000                $35,000,000
                     ---------------------------------------------------------
                           December 31, 2000                $40,000,000
                     ---------------------------------------------------------
                            January 28, 2001                $40,000,000
                     ---------------------------------------------------------
                           February 25, 2001                $40,000,000
                     ---------------------------------------------------------
                             April 1, 2001                  $40,000,000
                     ---------------------------------------------------------
                            April 29, 2001                  $40,000,000
                     ---------------------------------------------------------
                             May 27, 2001                   $40,000,000
                     ---------------------------------------------------------
                             July 1, 2001                   $40,000,000
                     ---------------------------------------------------------



                  6. AMENDMENT TO SUBSECTION 8.1(B). Subsection 8.1(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                     (c) Capital Expenditures. Make aggregate Capital Expenditures in any Fiscal Year in excess of the sum of (i)(x) in the case of the 1999 and 2000 Fiscal Years, $50,000,000 per Fiscal Year and
         (y) in the case of the first six months of the 2001 Fiscal Year, $25,000,000 plus (ii) 50% of any unused permitted Capital Expenditures for the immediately preceding Fiscal Year, plus (iii) to the extent Consolidated EBITDA for the immediately preceding Fiscal Year exceeds $50,000,000, 50% of such excess over $50,000,000. Notwithstanding the foregoing, no Capital Expenditures shall be made if, before or after giving effect to the making of such Capital Expenditure, an Event of Default then exists or thereafter would exist.

                  7. AMENDMENT TO SUBSECTION 9(M). Subsection 9(m) of the Credit Agreement is hereby amended by inserting the following immediately before the words "pari passu" in the fourth line thereof:

         , other than pursuant to the First Day Orders and obligations in respect of permitted adequate protection payments,

                  8. AMENDMENT TO SECTION 11.19. Section 11.19 of the Credit Agreement is hereby deleted in its entirety.

                  9. AMENDMENT TO SECTION 11.20. Section 11.20 of the Credit Agreement is hereby deleted in its entirety.

                  10. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the following conditions precedent have been satisfied:

                  (a) Certain Documents. The Administrative Agent shall have received, on or before the Amendment Effective Date, all of the following, all of which shall be in form and substance satisfactory to the Administrative Agent, in sufficient originally executed copies for each of the Lenders:

                         (i) this Amendment, executed by the Borrower and the Lenders constituting the Majority Lenders;

                         (ii) the Acknowledgment attached hereto executed by each Subsidiary Guarantor; and

                         (iii) such additional documentation as the Agents or the Majority Lenders may reasonably require.

                  (b) Representations and Warranties. Each of the representations and warranties made by the Borrowers or the Subsidiary Guarantors in or pursuant to the Credit Agreement, as amended hereby, and the other Loan Documents to which the Borrower or any of the Subsidiary Guarantors is a party or by which the Borrower or any of the Subsidiary Guarantors is bound, shall be true and correct in all material respects on and as of the Amendment Effective Date (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date).

                  (c) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to the Administrative Agent and the Majority Lenders.

                  (d) No Event of Default. No Event of Default or Default shall have occurred and be continuing on the Amendment Effective Date.

                  11. REPRESENTATIONS AND WARRANTIES. On and as of the date hereof after giving effect to this Amendment, the Borrower hereby represents and warrants to the Lenders as follows:

                  (a) Each of the representations and warranties contained in
Section 5 of the Credit Agreement or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the such date as if made on and as of such date, except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided that references therein to the "Credit Agreement" shall be deemed to include this Amendment;

                  (b) No Default or Event of Default has occurred and is continuing.

                  12. CONTINUING EFFECT; NO OTHER AMENDMENTS. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment of any other provision of the Credit Agreement or the other Loan Documents or for any other purpose except as expressly set forth herein.

                  13. GOVERNING LAW; COUNTERPARTS; MISCELLANEOUS.

                  (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  (b) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  (c) Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

                  (d) From and after the effective date hereof, all references in the Credit Agreement to the "Agreement" shall be deemed to be references to such Agreement as modified hereby.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the undersigned parties have executed this SECOND AMENDMENT TO POST-PETITION CREDIT AGREEMENT to be effective for all purposes as of the Amendment Effective Date.


                               SERVICE MERCHANDISE COMPANY, INC.,
                               as the Borrower



                               By:  /s/ Thomas Garrett, Jr.
                                  ---------------------------------------------
                                  Name: Thomas Garrett, Jr.
                                  Title:


                               CITICORP USA, INC.,
                               as Administrative Agent, as a Lender


                               By: /s/ Claudia Slacik
                                  ---------------------------------------------
                                  Claudia Slacik
                                  Vice President



                               CITIBANK, N.A.,
                               as an Issuing Bank



                               By: /s/ Claudia Slacik
                                  ---------------------------------------------
                                 Claudia Slacik
                                 Vice President



                               BANKBOSTON, N.A.,
                               as Documentation Agent and Collateral Monitoring Agent, as a Lender, and as an Issuing Bank



                               By:  /s/ Betsy Ratto
                                  ---------------------------------------------
                                  Betsy Ratto
                                  Vice President






                                SIGNATURE PAGE TO
               SECOND AMENDMENT TO POST-PETITION CREDIT AGREEMENT

                                NATIONAL CITY COMMERCIAL FINANCE, INC.,
                                as a Lender



                                By: /s/ Gregory R. Godec
                                   --------------------------------------------
                                   Name: Gregory R. Godec
                                   Title: Vice President



                                HELLER FINANCIAL, INC.
                                as a Lender



                                By: /s/ Thomas W. Bukowski
                                   --------------------------------------------
                                   Name: Thomas W. Bukowski
                                   Title: Senior Vice President



                                FOOTHILL CAPITAL CORPORATION
                                as a Lender



                                By: /s/ Michael P. Baranowski
                                   --------------------------------------------
                                   Name: Michael P. Baranowski
                                   Title: Vice President



                                JACKSON NATIONAL LIFE INSURANCE COMPANY, as a Lender



                                By:  PPM FINANCE, INC.,
                                     its Attorney-in-Fact

                                     By:  /s/ Jeffrey J. Podwik
                                        ---------------------------------------
                                        Name: Jeffrey J. Podwik
                                        Title: Attorney-in-Fact




                                SIGNATURE PAGE TO
               SECOND AMENDMENT TO POST-PETITION CREDIT AGREEMENT

                                FINOVA CAPITAL CORPORATION, as a Lender



                                     By: /s/ Thomas L. Gibbon
                                        ---------------------------------------
                                        Name: Thomas L. Gibbon
                                        Title: Vice President



                                SOVEREIGN BANK, as a Lender



                                     By: /s/ Joseph Becker
                                        ---------------------------------------
                                        Name: Joseph Becker
                                        Title: Vice President



                                LASALLE BUSINESS CREDIT, INC., as a Lender



                                     By: /s/ Corey Scler
                                        ---------------------------------------
                                         Name: Corey Scler
                                         Title: Vice President



                                SENIOR DEBT PORTFOLIO, as a Lender


                                By:  Boston Management and Research, as
                                     Investment Advisor



                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:






                                SIGNATURE PAGE TO
               SECOND AMENDMENT TO POST-PETITION CREDIT AGREEMENT

                                 DEBIS FINANCIAL SERVICES, INC., as a Lender



                                     By: /s/ James M. Van Ogwalk
                                        ---------------------------------------
                                        Name: James M. Van Ogwalk
                                        Title: Group Leader



                                     By:
                                        ---------------------------------------
                                         Name:
                                         Title:




                                GENERAL ELECTRIC CAPITAL CORPORATION,
                                as a Lender



                                     By:
                                        ---------------------------------------
                                        Name:
                                         Title:



                                ORIX BUSINESS CREDIT, INC., as a Lender



                                     By:  /s/ Frank Plank
                                        ---------------------------------------
                                        Name: Frank Plank
                                        Title: President



                                IBJ WHITEHALL BUSINESS CREDIT CORPORATION, as a Lender



                                     By: /s/ Russell Kason
                                        ---------------------------------------
                                        Name: Russell Kason
                                        Title: Assistant Vice President





                                SIGNATURE PAGE TO
               SECOND AMENDMENT TO POST-PETITION CREDIT AGREEMENT

                                BANK OF AMERICA, NATIONAL ASSOCIATION,
                                as a Lender



                                     By: /s/ May C. Lindsey
                                        ---------------------------------------
                                        Name:
                                        Title:



                                THE PROVIDENT BANK, as a Lender



                                     By: /s/ Jose V. Garde
                                        ---------------------------------------
                                        Name: Jose V. Garde
                                        Title: Vice President



                                KZH STERLING LLC, as a Lender



                                     By: /s/ Peter Chin
                                        ---------------------------------------
                                        Name: Peter Chin
                                        Title: Authorized Agent



                                GREEN TREE FINANCIAL SERVICING CORP.,
                                as a Lender



                                     By: /s/
                                        ---------------------------------------
                                        Name:
                                        Title:





                                SIGNATURE PAGE TO
               SECOND AMENDMENT TO POST-PETITION CREDIT AGREEMENT

                                FOOTHILL INCOME TRUST, L.P.
                                as a Lender



                                By:  FIT GP, LLC, its general partner



                                     By: /s/ Dennis R. Ascher
                                        ---------------------------------------
                                        Name: Dennis R. Ascher
                                        Title: Managing Member





                                SIGNATURE PAGE TO
               SECOND AMENDMENT TO POST-PETITION CREDIT AGREEMENT

                                BHF-BANK AKTIENGESELLSCHAFT, as a Lender



                                     By: /s/ Nina Zhou
                                        ---------------------------------------
                                        Name: Nina Zhou
                                        Title: Associate


                                     By: /s/ Jeffrey Frost
                                        ---------------------------------------
                                        Name: Jeffrey Frost
                                        Title: Vice President




                                SIGNATURE PAGE TO
               SECOND AMENDMENT TO POST-PETITION CREDIT AGREEMENT

                                 ACKNOWLEDGMENT

                  Reference is hereby made to the Master Security Agreement (as defined in the Credit Agreement) to which each of the undersigned is a party. Each of the undersigned hereby consents to the terms of the foregoing Second Amendment to Post-Petition Credit Agreement and agrees that the terms thereof shall not affect in any way its obligations and liabilities under the Master Security Agreement or any other Loan Document, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby affirmed.

                            B.A. PARGH, INC.
                            H.J. WILSON CO., INC.
                            H.J. WILSON CO. REALTY, INC.
                            HOMEOWNERS WAREHOUSE, INC.
                            SERVICE MERCHANDISE CO. BROAD, INC.
                            SERVICE MERCHANDISE COMPANY OF IOWA, INC.
                            SERVICE MERCHANDISE COMPANY OF KANSAS, INC.
                            SERVICE MERCHANDISE CO. NO 30, INC.
                            SERVICE MERCHANDISE CO. NO 34, INC.
                            SERVICE MERCHANDISE CO. NO 35, INC.
                            SERVICE MERCHANDISE CO. NO 51, INC.
                            SERVICE MERCHANDISE CO. NO 93, INC.
                            SERVICE MERCHANDISE CO. NO 99, INC.
                            SERVICE MERCHANDISE FINANCIAL CO., INC.
                            SERVICE MERCHANDISE INDIANA PARTNERS (by its
                                Partners, Service Merchandise Co. No. 34, Inc., and Service Merchandise Co. No. 35, Inc.)
                            SERVICE MERCHANDISE OF TENNESSEE LIMITED PARTNERSHIP
                                (by its General Partner, Service Merchandise
                                Company. Inc.)
                            SERVICE MERCHANDISE OF TEXAS LIMITED PARTNERSHIP (by
                                its General Partner, Service Merchandise
                                Company. Inc.)
                            SMC-HC, INC.
                            THE TOY STORE, INC.
                            WHOLESALE SUPPLY COMPANY, INC.
                            A.F.S. MARKETING SERVICES, INC.
                            SERVICE MERCHANDISE OF NEW YORK, INC.
                            SERVICE MERCHANDISE OFFICE SUPPLY, INC.
                            SERVICE MERCHANDISE SHOWROOMS, INC.
                            SERVICE MERCHANDISE RM, INC.
                            THE McNALLY SUPPLY COMPANY
                            TRAVEL MANAGEMENT CONSULTANTS, INC.
                            PROMOTABLES, INC.
                                as Guarantors


                            By: /s/ Thomas Garrett, Jr.
                               ------------------------------------------------
                               Name:
                               Title:




                                ACKNOWLEDGMENT TO
               SECOND AMENDMENT TO POST-PETITION CREDIT AGREEMENT